Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements of National City Corporation of our reports dated February 7, 2007 with respect to the Consolidated Financial Statements of National City Corporation and subsidiaries, National City Corporation management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of National City Corporation, included in this Annual Report (Form 10-K) for the year ended December 31, 2006.

Registration
Form	Statement No.	Description

S-3	33-44209	Registration Statement
S-3	33-44209	Post-Effective Amendment Nos. 1 & 2
S-8	33-52271	Registration Statement
S-8	33-45363	Registration Statement
S-4	33-56539	Post-Effective Amendment No. 1 on Form S-8
S-8	33-57045	Registration Statement
S-8	33-58815	Registration Statement
S-4	33-59487	Registration Statement
S-3	33-54323	Registration Statement
S-3	333-71403	Registration Statement
S-4	333-01697	Post-Effective Amendment No. 1 on Form S-8
S-4/A	333-01697	Amendment No. 1
S-4	333-01697	Registration Statement
S-3	333-104080	Registration Statement
S-3/A	333-104080	Amendment No. 1
S-3	333-104080	Registration Statement
S-4	333-46571	Registration Statement
S-4	333-46571	Post-Effective Amendment No. 1
S-4	333-46571	Post-Effective Amendment No. 2 on Form S-8
S-4	333-45609	Registration Statement
S-4/A	333-45609	Amendment No. 1
S-4	333-45609	Post-Effective Amendment No. 1 on Form S-8
S-8	333-58923	Registration Statement
S-8	333-60411	Registration Statement
S-3	333-71207	Registration Statement
S-3/A	333-71207	Amendment No. 1
S-4	333-31827	Registration Statement
S-4/A	333-31827	Amendments Nos. 1 & 2
S-8	333-61712	Registration Statement
S-8	333-61712	Post-Effective Amendments 1, 2 & 3
S-8	333-67354	Registration Statement
S-8	333-67354	Post-Effective Amendments 1, 2 & 3
S-8	333-98731	Registration Statement
S-8	333-98731	Post-Effective Amendment No. 1
S-8	333-121536	Registration Statement
S-8	333-119950	Registration Statement
S-4	333-116872	Registration Statement
S-8	333-116231	Registration Statement
S-8	333-114370	Registration Statement
S-4	333-113888	Registration Statement
S-4/A	333-113888	Amendment No. 1
S-4	333-113888	Post-Effective Amendment No. 1 on Form S-8
S-4	333-112617	Registration Statement
S-4/A	333-112617	Amendment No. 1
S-3	333-138195	Registration Statement
S-4	333-137205	Registration Statement
S-4/A	333-137205	Amendment No. 1
S-4	333-137205	Post-Effective Amendment No. 1 on Form S-8
S-4	333-137400	Registration Statement
S-4/A	333-137400	Amendment No. 1
S-4	333-137400	Post-Effective Amendment No. 1 on Form S-8
S-8	333-134112	Registration Statement
S-8	333-134112	Post-Effective Amendment No. 1 on Form S-8

/s/ Ernst & Young LLP

Cleveland, Ohio
February 7, 2007